SEC File No. 333128681



	File under rule
424(b)(3)



Overstamp:  Effective
January 3, 2012, the
ratio has changed to 1
ADS representing 25
ordinary shares.



AMERlCAN
DEPOSITARY SHARES
(Each American
Depositary Share
represents  five deposited
Shares)



THE BANK OF NEW
YORK
AMERICAN
DEPOSITARY
RECEIPT
FOR FULLY PAID
ORDINARY SHARES
OF THE
PAR VALUE OF A$0.25
EACH OF NOVOGEN
LIMITED
(INCORPORATED
UNDER THE LAWS OF
THE
C0MM0NWEALTH OF
AUSTRALIA)



The Bank of New York as
depositary (hereinafter
called the Depositary),
hereby certifies that, or
registered assigns
AMERICAN DEPOSITA.RY
SHARES representing
deposited  fully  paid
Ordinary  Shares,  par
value  A$0.25  (herein
cal1ed Shares) of Novogen
Limited, incorporated
under the laws of the
Commonwealth of
Australia (herein called
the Company).   At the
date hereof, each
American Depositary
Share represents five
Shares which are either
deposited or subject to
deposit under the deposit
agreement at the principal
Melbourne, Victoria,
Australia, office of
Australia and New Zealand
Banking  Group,  the
principal  Melbourne,
Victoria,  Australia,  office
of National Australia Bank
Limited and the principal
Sydney, New South
Wales, Australia, office of
Hong Kong Bank of
Australia (herein
collectively called the
Custodian).   The
Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office
is located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is located
at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286








I.THE DEPOSIT
AGREEMENT.

This  American
Depositary Receipt is one
of an issue  (herein
called  Receipts), all
issued   and to  be  issued
upon   the  terms  and
conditions set  forth   in
the  deposit agreement,
dated  as of February  23,
1998,  as amended and
restated  as of December
29,
1998, as further amended
and restated as of October
14, 2005, (herein called
the Deposit Agreement),
by and  among  the
Company,  the Depositary,
and all Owners and
holders from  time  to time
of Receipts issued
hereunder,  each  of
whom  by accepting a
Receipt agrees  to  become
a party  thereto  and
become  bound  by all
the  terms  and  conditions
thereof    The  Deposit
Agreement  sets  forth
the  rights  of  Owners
and  holders  of  the
Receipts and  the rights
and duties  of  the
Depositary  in respect  of
the Shares  deposited
thereunder and any and
all other securities,
property and cash from
time to time received in
respect  of such Shares
and held thereunder (such
Shares, securities,
property,  and cash are
herein  called  Deposited
Securities).  Copies of the
Deposit  Agreement are on
file at the  Depositarys
Corporate Trust  Office
in New  York  City  and
at  the  office  of  the
Custodian.

The  statements made  on
the face  and reverse  of
this Receipt  are
summaries of certain
provisions   of  the
Deposit  Agreement  and
are  qualified  by  and
subject to  the detailed
provisions  of  the
Deposit   Agreement,   to
which  reference   is
hereby   made. Capitalized
tense  not  defined herein
shall  have  the  meanings
set  forth  in the  Deposit
Agreement.

2. SURRENDER OF
RECEIPTS  AND
WITHDRAWAL OF
SHARES.

Upon  surrender at the
Corporate  Trust  Office
of the  Depositary of  this
Receipt, and upon
payment of the fee of the
Depositary  provided in
this Receipt, and subject
to the terms and
conditions of the Deposit
Agreement, the Owner
hereof is entitled  to
delivery, to  him  or  upon
his  order,  of  the
Deposited  Securities at
the  time  represented by
the American  Depositary
Shares for which this
Receipt is issued.
De1ivery of such
Deposited Securities may
be made by the delivery
of (a) certificates in the
name of the 0\Vller
hereof or as ordered  by
him or by the delivery of
certificates properly
endorsed  or accompanied
by proper  instruments of
transfer and (b) any other
securities, property and
cash to which such
Owner  is then entitled in
respect  of this Receipt.
Such  delivery will be
made at the option  of the
Owner  hereof, either at
the office of the
Custodian  or at the
Corporate Trust Office  of
the Depositary, provided
that the forwarding of
certificates  for Shares  or
other Deposited Securities
for such  delivery  at the
Corporate  Trust  Office
of  the Depositary shall
be at the risk and expense
of the Owner hereof.

3. TRANSFERS, SPLITUPS,
AND COMB1NATIONS
OF RECEIPTS

The  transfer  of  this
Receipt  is registrable  on
the  books  of  the
Depositary at its
Corporate Tnist  Office  by
the Owner  hereof in
person  or by a duly
authorized. attorney,

upon surrender of this
Receipt properly endorsed
for transfer or
accompanied  by proper
instruments  of transfer
and funds sufficient to
pay any applicable
transfer taxes and the fees
and expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish
for such purpose.  This
Receipt may be split into
other such Receipts, or
may be combined with
other such Receipts into
one Receipt, representing
the same aggregate
number of American
Depositary Shares as the
Receipt or Receipts
surrendered.    As  a
condition  precedent  to
the  execution  and
delivery,  registration  of
transfer,  splitup,
combination,  or
surrender  of  any
Receipt  or  withdrawal
of  any Deposited
Securities, the Depositary,
the Custodian, or
Registrar  may require
payment from the
prcsentor of the Receipt
of a sum sufficient to
reimburse it for any tax
or other governmental
charge  and  any  stock
transfer  or  registration
fee  with  respect  thereto
(including  any such  tax
or  charge and  fee with
respect to Shares  being
deposited  or
withdrawn) and payment
of any applicable fees as
provided in this Receipt,
may require the
production  of  proof
satisfactory  to it  as  to
the  identity  and
genuineness  of  any
signatu re  and  may also
require  compliance  with
any regulations   the
Depositary  may establish
consistent  with  the
provisions  of  the
Deposit  Agreement  or
thls  Receipt, including,
without limitation,
paragraph (22) of this
Receipt.

The delivery of Receipts
against deposits of Shares
generally or against
deposits of particular
Shares may be suspended,
or the transfer of Receipts
in particular instances may
be refused, or the
registration of transfer of
outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any such
action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission or under any
provision of the Deposit
Agreement or this Receipt,
or for any other reason,
subject to paragraph (22)
hereof.  The surrender of
outstanding  Receipts  and
withdrawal  of  Deposited
Securities  may  not  be
suspended subject only to
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the
Company  or the deposit
of Shares in connection
with voting at a
shareholders meeting, or
the payment of dividends,
(i1) the payment of fees,
taxes and similar charges,
and (iii) compliance with
any U.S. or foreign laws
or governmental
regulations relating to the
Receipts or to the
withdrawal of the
Deposited Securities.
Without  limitation of the
foregoing,  the  Depositary
shall  not  knowingly
accept  for  deposit  under
the  Deposit Agreement
any Shares required to be
registered under the
provisions of the
Securities Act of I 933,
unless a registration
statement is in effect as to
such Shares.

4. LIABILITY OF OWNER
FOR TAXES.

If any tax or other
governmental charge shall
become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall  be payable
by the Owner hereof to
the Depositary.   The
Depositary  may refuse to
effect any transfer of this
Receipt or any withdrawal
of Deposited  Securities
represented  by  American
Depositary  Shares
evidenced  by  such
Receipt   until  such

payment is made, and
may withhold any
dividends or other
distributions,  or may sell
for the account of the
Owner hereof any part or
all of the Deposited
Securities represented by
the American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions  or the
proceeds of any such sale
in payment of such  tax
or other governmental
charge and the Owner
hereof shall remain liable
for any deficiency.

5. WARRANTIES OF
DEPOSITORS.

Every person  depositing
Shares under the  Deposit
Agreement  shall  be
deemed thereby to
represent and warrant that
such Shares and each
certificate therefore are
validly issued, fully paid,
non assessable, and free
of any preemptive rights
of the holders of
outstanding  Shares and
that the person making
such deposit is duly
authorized  so to do.
Every such person shall
also be deemed to
represent that Shares
deposited by that person
are not restricted
securities.  Such
representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.FILING
PROOFS.CERTIFICATES.
AND OTHER
INFORMATION

Any person  presenting
Shares for deposit or any
Owner or holder of a
Receipt may be required
from time to time to file
with the Depositary or the
Custodian such proof of
citizenship or residence,
exchange control
approval, evidence of the
number of Shares
beneficially owned or
any other matters
necessary or appropriate to
evidence compliance with
the Corporations Law of
Australia, the Banking
(Foreign Exchange)
Regulations or the
Australian Foreign
Acquisitions and
Takeover Act 1975 or
such information relating
to the registration on .the
books of the Company or
the Foreign Registrar, if
applicable, to execute
such  certificates   and  to
make  such
representations  and
warranties,  as  the
Depositary may, and shall,
if requested by the
Company, deem necessary
or proper.  The Depositary
may withhold the delivery
or registration of transfer
of any Receipt or the
distribution  of any
dividend or sale or
distribution of rights or of
the proceeds thereof or
the delivery of any
Deposited Securities until
such proof or other
information  is filed or
such  certificates   are
executed  or  such
representations  and
warranties  made.     The
Depositary  shall  provide
the  Company,  upon  the
Companys  reasonable
request  and expense, in a
timely manner, with
copies of any information
or other material  which it
receives  pursuant  to  this
Paragraph.    No Share
shall  be accepted  for
deposit  unless
accompanied  by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
Commonwealth of
Australia which is then
performing the function of
the regulation of currency
exchange.

7. CHARGES OF
DEPOSITARY.

The  Company  agrees  to
pay  the  fees, reasonable
expenses  and
outofpocket charges of the
Depositary and those of
any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses
to the Issuer at least













once  every  three
months.    The  charges
and expenses of  the
Custodian are  for  the
sole account of the
Depositary.

The  following charges
shall  be incurred  by any
party depositing or
withdrawing Shares  or by
any party surrendering
Receipts or to whom
Receipts  are issued
(including, without
limitation,  issuance
pursuant  to a stock
dividend  or  stock  split
declared  by the Company
or an exchange of stock
regarding  the Receipts or
Deposited Securities or  a
distributionReceipts
pursuant  to Section  4.3
of  the Deposit
Agreement), whichever
applicable: (l) taxes and
other  governmental
charges,  (2) such
registration fe.es as may
from  time  to time be in
effect for the registration
of transfers of Shares
generally on the share
register  of the Company
or Foreign  Registrar  and
applicable to transfers  of
Shares to or from the
name of the Depositary or
its nominee  or the
Custodian  or its nominee
on the making of deposits
or withdrawals under the
Deposit  Agreement,  (3)
such cable, telex and
facsimile  transmission
expenses  as are expressly
provided  in the Deposit
Agreement, (4) such
expenses as are incurred
by the Depositary  in the
conversion of foreign
currency pursuant to
Section  4.5 of the Deposit
Agreement,  (5) a fee not
in excess  of $5.00  or
less per 100 American
Depositary Shares (or
portion thereof)  for the
execution and delivery of
Receipts pursuant to
Section  2.3 of the Deposit
Agreement, the execution
and delivery of Receipts
pursuant to Section  4.3
of the Deposit  Agreement
and the surrender of
Receipts pursuant  to
Section 2.5 or 6.2 of the
Deposit Agreement,  (6) a
fee not in excess  of $.02
or less per   American
Depositary Share  (or
portion thereof)  for any
cash distribution made
pursuant  to the Deposit
Agreement  including,  but
not limited  to Sections 4.1
through  4.4 thereof,  (7) a
fee for the distribution of
securities pursuant to
Section  4.2 of the
Deposit Agreement , such
fee being in an amount
equal to the fee for the
execution and delivery of
American  Depositary
Shares referred to above
which would  have been
charged  as a result of the
deposit  of such securities
(for purposes  of this
clause  7 treating all such
securities as if they were
Shares)  but which
securities  are instead
distributed  by the
Depositary to Owners, (8)
a fee not in excess of
$.02 or less per American
Depositary Share (or
portion thereof)  for
depositary  services,
which  will accrue on  the
last day of each  calendar
year and which will be
payable as provided  in
clause (9) below;
provided,  however, that
no fee
will be assessed  under
this clause (8) to the
extent a fee of $.02  was
charged  pursuant  to
clause  (6)  above during
that  calendar   year  and
(9)  any  other  charge
payable   by  the
Depositary, any of the
Depositarys  agents,
including the Custodian,
or the agents  of the
Depositarys  agents  in
connection   with  the
servicing   of  Shares   or
other   Deposited
Securities (which  charge
shall  be assessed  against
Owners  as of the date  or
dates  set by the
Depositary in accordance
with  Section  4.6  of  the
Deposit  Agreement and
shall  be payable at the
sole discretion  of the
Depositary  by billing
such owners  for such
charge  or by deducting
such charge from one or
more cash dividends or
other cash distributions.

The Depositary, subject  to
Paragraph  (8) hereof,
may own and deal in any
class of securities of the
Company  and its affiliates
and in Receipts.












8. PRERELEASE OF
RECEIPTS.

Notwithstanding  Section
2.3  of  the  Deposit
Agreement,  the
Depositary  may execute
and deliver Receipts prior
to the receipt of Shares
pursuant to Section 2.2 of
the Deposit Agreement
(PreRelease).  The
Depositary may, pursuant
to Section 2.5 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been PreReleased,
whether or not such
cancellation is prior to
the termination of such
PreRelease or the
Depositary knows that
such Receipt has been
PreReleased. The
Depositary may receive
Receipts in lieu of Shares
in satisfaction of a
PreRelease.  Each
PreRelease  will be (a)
preceded or accompanied
by a written
representation  from the
person to whom Receipts
are to be delivered that
such person, or its
customer, owns the Shares
or Receipts to be remitted,
as the case may be, (b) at
all times :fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate, {c)
terninable by the
Depositary  on not more
than five (5) business
days notice, and (d)
subject  to such further
indemnities  and  credit
regulations  as  the
Depositary  deems
appropriate.The number
of American Depositary
Shares which are
outstanding at any time as
a result of PreReleases. will
not normally exceed thirty
percent  (30%) of the
Shares deposited under the
Deposit  Agreement;
provided, however,  that
the Depositary  reserves
the  right  to change or
disregard such limit from
time to time as it deems
appropriate.

The Depositary may retain
for its own account any
compensation received by
it in
connection with the
foregoing.



9. TITLE TO RECEIPTS.

It is a condition  of this
Receipt and every
successive holder and
Owner  of this Receipt  by
accepting or holding the
same consents and agrees,
that title to this Receipt
when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery
with the  same effect  as
in the case of  a
negotiable instrument,
provided, however,  that
the Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the books
of the Depositary as the
absolute owner hereof for
the purpose of
determining the person
entitled to distribution of
dividends or other
distributions or to any
notice provided for in the
Deposit Agreement or
for  all  other  purposes
and  neither  the
Depositary  nor  the
Company  shall  have  any
obligation  or be subject to
any liability under the
Deposit  Agreement or to
any holder of this Receipt
unless such holder is the
Owner thereof.

10. VALIDITY OF
RECEIPT.

This Receipt shall not be
entitled to any benefits
under the Deposit
Agreement or be valid or
obligatory for any
purpose, unless this
Receipt shall have been
executed by the
Depositary  by the manual
or  facsimile signature of
a duly authorized
signatory  of the
Depositary and, i f a
Registrar for the Receipts
shall  have been
appointed, countersigned
by the manual or
facsimile signature of a
duly authorized officer of
the Registrar.

11. REPORTS:
INSPECTION OF
TRANSFER BOOKS.

The  Company  is subject
to the  periodic  reporting
requirements of the
Securities Exchange Act
of  1934  and,
accordingly, files  certain
reports  with  the
Securities  and Exchange
Commission (hereinafter
called  the Commission).
Such  reports and
communications will be
available for inspection
and copying  by holders
and  Owners at the public
reference  facilities
maintained  by  the
Commission located at
100  F Street, N.E.,
Washington, D.C. 20549.

The  Depositary will
make  available  for
inspection by Owners of
Receipts at its Corporate
Trust  Office  any  reports
and communications,
including any  proxy
soliciting material,
received from the
Company  which arc both
(a) received  by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available  to the
holders of such Deposited
Securities by the
Company.    The
Depositary will  also,
upon  written request,
send  to  Owners  of
Receipts copies  of  such
reports  when  furnished
by  the  Company
pursuant  to the Deposit
Agreement.

The  Depositary  wi11 keep
books  for the registration
of Receipts and  transfers
of Receipts which  at  all
reasonable times  shall  be
open  for  inspection  by
the  Owners  of Receipts
provided  that  such
inspection  shall  not  be
for  the  purpose  of
communicating with
Owners  of Receipts  in
the interest  of a business
or object other than  the
business of the Company
or a mat1er related to the
Deposit Agreement  or the
Receipts.



12. DIVIDENDS AND
DISTRIBUTIONS.

Whenever  the Depositary
receives any cash
dividend  or other cash
distribution on any
Deposited  Securities,   the
Depositary   will,  if  at
the  time  of  receipt
thereof   any amounts
received   in  a  foreign
currency   can  in  the
judgment   of  the
Depositary  be converted
on  a  reasonable   basis
into  United  States
dollars  transferable to
the  United States,  and
subject  to the Deposit
Agreement,  convert  such
dividend  or distribution
into dollars  and will
distribute the amount  thus
received (net of the fees
of the Depositary as
provided  in Section  5.9
of the  Deposit
Agreement)  to  the
Owners  of Receipts
entitled thereto,   provided,
however,  that  in  the
event  that  the  Company
or  the  Depositary is
required  to withhold and
does withhold from any
cash dividend or other
cash distribution in
respect  of  any
Deposited   Securities an
amount  on  account   of
taxes,   the  amount
distributed to the Owners
of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities shall
be reduced accordingly.

Subject to  the  provisions
of  Section   4.11  and  5.9
of  the  Deposit
Agreement, whenever the
Depositary receives  any
distribution  other  than  a
distribution described in




Sections 4.1, 4.3 or 4.4 of
the Deposit Agreement,
the Depositary will cause
the securities or property
received by it to be
distributed to the Owners
of Receipts entitled
thereto, in any manner
that the Depositary may
deem equitable  and
practicable  for
accomplishing such
distribution;  provided,
however,  that  if  in  the
opinion  of  the
Depositary  such
distribution  cannot  be
made proportionately
among  the  Owners  of
Receipts  entitled thereto,
or  if  for  any  other
reason  the Depositary
deems  such  distribution
not  to be feasible, the
Depositary may adopt
such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public
or private sale of the
securities  or property
thus received, or any part
thereof, and the net
proceeds  of any such sale
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement) shall be
distributed by the
Depositary to the Owners
of Receipts entitled
thereto as in the case of a
distribution received in
cash.

If any distribution
consists of a dividend in,
or free distribution of,
Shares, the Depositary
may and shall if the
Company shall so
request, distribute  to the
Owners of outstanding
Receipts   entitled   thereto,
additional  Receipts
evidencing  an  aggregate
number  of American
Depositary Shares
representing  the amount
of Shares received  as
such dividend or free
distribution subject to the
terms and conditions of
the Deposit Agreement
with respect to the deposit
of Shares and the issuance
of American Depositary
Shares   evidenced   by
Receipts,   including   the
withholding   of   an y  tax
or   other governmental
charge  as  provided  in
Section  4.11  of  the
Depsit  Agreement  and
the payment  of  the  fees
of  the  Depositary  as
provided  in  Section  5.9
of  the  Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the
manner and subject to the
conditions  set forth  in
the  Deposit  Agreement.
If additional  Receipts
are  not  so distributed,
each  American
Depositary  Share   shall
thenceforth   also
represent   the additional
Shares distributed upon
the Deposited Securities
represented thereby.

b1 the event that the
Depositary determines
that any distribution in
property (including
Shares  and  rights  to
subscribe  therefore  is
subject   to  any  tax  or
other governmental charge
which the Depositary is
obligated to withhold, the
Depositary may by public
or private sale dispose of
all or a portion of such
property (including Shares
and rights to subscribe
therefore) in such amounts
and in such manner as the
Depositary deems
necessary  and  practicable
to pay any such taxes or
charges,  and  the
Depositary  shall distribute
the net proceeds of any
such sale after deduction
of such taxes or charges to
the Owners of Receipts
entitled thereto.



13. CONVERSION OF
FOREIGN CURRENCY.

Whenever the Depositary
shall  receive foreign
currency, by way of
dividends  or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if






at the time of the receipt
thereof  the foreign
currency  so received  can
in the judgment of the
Depositary be converted
on a reasonable  basis
into Dollars  and the
resulting Dollars transferred
to the United States, the
Depositary shall convert
or cause to be converted,
by sale or in any other
manner  that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled  thereto or, if the
Depositary shall have
distributed any  warrants
or  other  instruments
which  entitle the  holders
thereof  to such  Dollars,
then  to  the  holders  of
such  warrants  and/or
instruments upon
surrender thereof   for
cancellation.Such
distribution may  be
made  upon  an  averaged
or  other
practicable  basis   without
regard   to  any
distinctions  among
owners  on   account   of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any
expenses of conversion
into Dollars incurred by
the Depositary as provided
in Section
5.9 of the Deposit
Agreement.

If such conversion or
distribution can be
effected only with the
approval or license of  any
government  or  agency
there  f,  the  Depositary
shall  file  such
application for approval
or  license,  if  any,  as  it
may  deem  desirable,
provided,  however,  that
the Company shall not be
required to make any
such filings.

If at any time  the
Depositary shall determine
that in its reasonable
judgment any foreign
currency  received  by the
Depositary  is not
convertible on a
reasonable basis  into
Dollars transferable to the
United States,  or if any
approval  or license of any
government or  agency
thereof  which  is required
for such  conversion is
denied  or in the
reasonable opinion of  the
Depositary is  not
obtainable, or  if any
such approval  or  license
is not obtained  within a
reasonable period as
determined  by the
Depositary, the Depositary
may distribute  the
foreign  currency  (or  an
appropriate   document
evidencing the  right   to
receive  such foreign
currency)  received by the
Depositary to, or in its
discretion may hold such
foreign   currency
uninvested  and
without   liability   for
interest   thereon   for  the
respective accounts of, the
Owners entitled to receive
the same.

If any such conversion of
foreign currency, in whole
or in part, cannot  be
effected for  distribution
to  some  of  the  Owners
entitled   thereto,   the
Depositary  may  in  its
discretion make such
conversion and
distribution  in Dollars  to
the extent  permissible to
the  Owners  entitled
thereto  and  may
distribute the  balance  of
the  foreign   currency
received  by the
Depositary to, or hold
such  balance  uninvested
and without  liability  for
interest thereon  for the
respective accounts of, the
Owners entitled  thereto.



14. RIGHTS.

In the event that the
Company  shall offer or
cause  to be offered to the
holders  of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any other  nature,  the
Depositary shall  have
discretion  as to the
procedure to  be followed
in making  such  rights
available to any Owners
or in disposing of such
rights  on  behalf  of













any Owners and making
the net proceeds  available
in Dollars to such Owners
or, if by the terms of
such rights offering  or,
for any other reason, the
Depositary may not either
make such  rights
available to any Owners
or dispose of such  rights
and make  the net
proceeds availabl.e  to such
Owners,  then  the
Depositary  shall  allow
the rights  to lapse;
provided, however,  if  at
the  time  of  the  offering
of  any  rights  the
Depositary determines in
its discretion that it is
lawful and feasible  to
make such  rights
available  to all Owners or
to certain  Owners  but
not  to other  Owners,  the
Depositary may distribute,
to any Owner  to whom  it
determines the distribution
to be lawful and feasible,
in proportion to the
number of  American
Depositary Shares   held
by  such  Owner,
warrants   or  other
instruments
therefore   in  such   form
as  it deems  appropriate.
If  the  Depositary
determines in  its
discretion  that  it is  not
lawful  and  feasible  to
make  such  rights
available to  certain
Owners, it  may  sell  the
rights  or  warrants  or
other  instruments  in
proportion to  the number
of American  Depositary
Shares  held by the
Owners to whom it has
determined it may not
lawfully or feasibly  make
such  rights available, and
allocate  the net proceeds
of such  sales  (net  of  the
fees  of  the Depositary
as provided  in Section
5.9 of the Deposit
Agreement) for the
account  of such Owners
otherwise entitled to such
rights, warrants or other
instruments,  upon  an
averaged  or  other
practical   basis  without
regard  to  any
distinctions among  such
Owners  because  of
exchange  restrictions or
the date of delivery of
any Receipt  or otherwise.
The Depositary  shall  not
be responsible for any
failure  to determine that
it may  be lawful  or
feasible  to make such
rights available to Owners
in general or any Owner
in particular.

If an Owner of Receipts
requests  the distribution
of warrants or other
instruments in order  to
exercise  the rights
allocable to the American
Depositary  Shares of
such Owner under  the
Deposit  Agreement, the
Depositary will  make
such  rights  available to
such Owner  upon written
notice from the Company
to the Depositary that (a)
the Company has elected
in its sole discretion to
permit such rights to be
exercised  and (b) such
Owner has executed such
documents as  the
Company  has
determined  in  its  sole
discretion  are reasonably
required  under  applicable
law.  Upon instruction
pursuant  to such  warrants
or other  instruments to
the  Depositary from
such  Owner  to  exercise
such  rights,  upon
payment  by such Owner
to the Depositary  for the
account  of such Owner
of an amount equal  to
the purchase  price of the
Shares  to be received
upon the  exercise  of the
rights, and  upon  payment
of  the  fees of  the
Depositary  as set  forth
in such warrants or
other instruments, the
Depositary sha1l, on
behalf  of  such  Owner,
exercise   the  rights  and
purchase  the  Shares,
and  the  Company shall
cause  the  Shares  so
purchased  to  be
delivered to the
Depositary on  behalf  of
such  Owner.    As agent
for  such  Owner,  the
Depositary will cause  the
Shares so purchased to
be deposited  pursuant to
Section 2.2 of the  Deposit
Agreement,  and  shall,
pursuant  to Section 2.3
of  the  Deposit
Agreement, execute and
deliver  to such Owner
Restricted Receipts.

If registration under  the
Securities Act  of  1933
of  the securities to which
any rights  relate is
required  in order for the
Company  to offer such
rights to Owners and sell
the securities upon the
exercise  of such rights,
the Depositary will not
offer such  rights to


















the Owners  unless  and
until  such  a  registration
statement  is in effect,  or
unless  the offering and
sale of such securities to
the Owners of such
Receipts are exempt from
registration  under  the
provisions  of  such  Act.
Nothing in  this
Paragraph  (14)  or
elsewhere in this Receipt
shall create any obligation
on the part of the
Company  to file a
registration statement.



15. RECORD DATES.

Whenever any cash
dividend or other cash
distribution shall become
payable or any
distribution other than
cash shall be made, or
whenever rights sha11 be
issued  with respect to the
Deposited Securities, or
whenever for any reason
the Depositary  causes a
change in the number of
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary  shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a
record date which shall,
insofar as is reasonably
practicable,  be  the
same,  or  as  near  as
practicable  to,  the
record  date established
by the Company in
respect of the Shares, if
any, (a) for the
determination  of the
Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or
the net proceeds of the
sale  thereof, (ii)  entitled
to give instructions  for
the exercise of voting
rights at any such
meeting, or (iii)
responsible  for any fee
assessed by the
Depositary  pursuant  to
the  Deposit  Agreement,
or  (b)  on  or  after
which  each American
Depositary Share will
represent the changed
number of Shares, subject
to the provisions of the
Deposit Agreement.

16. VOTING OF
DEPOSITED
SECURITIES.

Upon receipt of  notice
of  any meeting of
holders of Shares  or
other Deposited Securities,
if  requested  in  writing
by the Company, ._the
Depositary  shall,  as  soon
as practicable thereafter,
mai1 to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is contained
in such notice of meeting,
and (b) a statement that
the Owners of Receipts as
of  the close of  business
on  a specified  record
date will  be entitled,
subject  to any applicable
provision  of  law  and  of
the  Constitution  of  the
Company,  to instruct  the
Depositary  as to the
exercise of the voting
rights, if  any, pertaining
to  the amount  of Shares
or other Deposited
Securities represented by
their respective American
Depositary Shares.  Upon
the written request of an
Owner of a Receipt on
such record date, received
on or before the date
established by the
Depositary for such
purpose, the Depositary
shall endeavor  in so far
as practicable to vote or
cause  to be voted the
amount of Shares or
other Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote
or attempt to exercise the
right to vote that attaches
to the Shares or other
Deposited  Securities,
other  than in accordance
with such  instructions.
The  Company

















shall  be under no
obligation to verify
instructions  received
from Owners and voted
upon by the Depositary.

17. CHANGES
AFFECTING DEPOSITED
SECURITIES.

In circumstances where
the provisions of Section
4.3 of the Deposit
Agreement do not apply,
upon any change  in
nominal  value, change in
par value, splitup,
consolidation, or  any
other   reclassification  of
Deposited   Securities,   or
upon  any
recapitalization,
reorganization, merger  or
consolidation, or  sale  of
assets  affecting  the
Company or  to which   it
is  a  party, any
securities which  shall  be
received   by  the
Depositary or  a
Custodian in exchange for
or in conversion  of or in
respect of Deposited
Securities shall be  treated
as  new  Deposited
Securities under  the
Deposit   Agreement,  and
American Depositary
Shares shall thenceforth
represent the new
Deposited  Securities so
received in exchange  or
conversion,  unless
additional   Receipts  are
delivered   pursuant   to
the
fo1lowing sentence. In
any such case the
Depositary may, and shall
if the Company shall so
request,  execute  and
deliver  additional
Receipts  as in the case
of  a dividend  on  the
Shares,  or call for the
surrender of outstanding
Receipts to be exchanged
for. new Receipts
specifically describing such
new Deposited Securities.

18. LIABIITY OF THE
COMPANY AND
DEPOSITARY.

Neither   the  Depositary
nor  the  Company  nor
any of  their  respective
directors, employees,
agents  or  affiliates  shall
incur  any  liability  to any
Owner  or  holder  of  any
Receipt, (j) if by reason
of any provision of any
present or future law of
the United States or any
other country, or of any
other governmental  or
regulatory  authority, or
by reason of any
provision, present  or
future,  of the Constitution
of the Company, or by
reason of any provision
of  any  securities issued
or  distributed  by  the
Company  or  any
offering  or distribution
thereof,   or  by  reason
of  any  act  of  God  or
terrorism  or  war  or
other circumstances
beyond  its  control, the
Depositary  or  the
Company  shall  be
prevented, delayed  or
forbidden from  or  be
subject  to any civil  or
criminal  penalty  on
account  of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
or the Deposited
Securities it is provided
shall  be done  or
performed, (ii)  by  reason
of  any nonperformance or
delay,  caused  as
aforesaid,  in the
performance of  any act
or  thing which  by  the
terms of  the Deposit
Agreement  it is provided
shall  or  may  be done  or
performed, (iii) by
reason  of  any  exercise
of,  or  failure  to
exercise,   any  discretion
provided  for  in the
Deposit  Agreement,  (iv)
for the inability  of any
Owner  or  holder  to
benefit  from any
distribution, offering, right
or other benefit  which  is
made available to holders
of Deposited Securities
but  is not, under  the
terms  of the  Deposit
Agreement, made
available  to Owners or
holders,  or (v) for any
special,  consequential or
punitive
damages for any breach
of the terms of the
Deposit Agreement.
Where, by the terms  of a
distribution pursuant  to
Sections 4.1, 4.2, or 4.3 of
the Deposit Agreement, or
an offering or  distribution
pursuant  to Section  4.4
of  the Deposit
Agreement,  such
distribution or
offering  may not be
made  available  to
Owners of Receipts,  and
the Depositary may  not











dispose  of  such
distribution or  offering on
behalf of  such  Owners
and  make  the  net
proceeds available  to such
Owners, then the
Depositary shall  not make
such distribution or
offering, and shall allow
any rights, if applicable,
to lapse.   Neither  the
Company nor the
Depositary assumes  any
obligation   or  shall  be
subject  to  any  liability
under  the Deposit
Agreement to Owners  or
holders  of Receipts,
except  that  they agree  to
perform their  obligations
specifically set  forth  in
the  Deposit  Agreement
without negligence or bad
faith.   The Depositary
shall not be subject  to
any liability with respect
to the validity or  worth
of the Deposited
Securities.  Neither  the
Depositary nor the
Company shall  be under
any  obligation   to
appear   in,  prosecute   or
defend   any   action, suit,
or  other proceeding in
respect  of any Deposited
Securities or in respect of
the Receipts on behalf of
any Owner  or holder or
any person.   Neither  the
Depositary nor the
Company shall be liable
for any action or
nonaction  by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares
for deposit, any Owner  or
holder
of a Receipt,  or any other
person believed by it in
good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out an y
instructions to vote any of
the Deposited  Securities,
or for the manner  in
which  any such vote is
cast or the effect of any
such vote, provided  that
any such action or
nonaction is  in  good
faith.    The  Company
agrees  to  indemnify   the
Depositary,  i ts  directors,
employees, agents and
affiliates   and  any
Custodian  against,  and
hold  each  of  them
harmless from,  any
liability   or  expense
(including,  but  not
limited  to,  the  fees  and
expenses of counsel
which  may arise  out of
acts  performed  or
omitted, in accordance
with  the provisions of the
Deposit  Agreement and
of  the Receipts, as the
same  may be amended,
modified, or supplemented
from  time to time, (i) by
either  the Depositary or a
Custodian  or  their
respective directors,
employees, agents  and
affiliates, except  for  any
liability or expense
arising out of the
negligence or bad faith of
either of them, or (ii) by
the Company  or any of
its directors, employees,
agents  and  affiliates.
No disclaimer of
liability  under  the
Securities Act  of  1933  is
intended  by any
provision  of  the  Deposit
Agreement.


19. RESIGNATION AND
REMOVAL 	OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.

The   Depositary  may   at
any   time   resign   as
Depositary  under   the
Deposit Agreement by
written  notice  of  its
election  so to  do
delivered  to  the
Company.  The Depositary
may  at  any  time  be
removed  by  the
Company by  written
notice  of  such removal.
In case at any time the
Depositary  shall  resign  or
be removed, it shall
continue to act as
Depositary  for  the
purpose  of  terminating
the Deposit  Agreement
pursuant   to Section 6.2
of  the  Deposit
Agreement.    Whenever
the  Depositary  in  its
discretion determines that
it is in the best interest  of
the Owners  of Receipts to
do so, it may appoint a
substitute or additional
custodian or custodians.














20.
	AMEND
MENT.

The form of the Receipts
and any provisions of the
Deposit Agreement may at
any time  and  from  time
to time  be amended  by
agreement  between  the
Company and  the
Depositary in any respect
which they may deem
necessary or desirable.
Any amendment which
shall   impose  or  increase
any   fees  or   charges
(other   than   taxes   and
other governmental
charges), or which shall
otherwise prejudice  any
substantial  existing right of
Owners of Receipts, shall,
however, not become
effective  as to
outstanding Receipts until
the expiration of thirty
days after notice of such
amendment shall have
been given to the
Owners   of  outstanding
Receipts.    Every  Owner
of  a  Receipt   at  the
time   any amendment so
becomes effective shall  be
deemed, by continuing to
hold such Receipt, to
consent  and  agree  to
such  amendment and  to
be bound  by  the Deposit
Agreement as amended
thereby.  1n no event
shall any amendment
impair  the right of the
Owner  of any Receipt  to
surrender  such   Receipt
and   receive  therefore
the   Deposited
Securities represented
thereby  except  in order
to comply  with
mandatory provisions  of
applicable law.

21.
	TERMJ
NATION OF DEPOSIT
AGREEMENT.

Upon  the resignation or
removal  of the Depositary
pursuant to Section  5.4 of
the Deposit Agreement,
or at any time at the
direction  of the Company,
the Depositary shall
terminate the Deposit
Agreement by mailing
notice of such termination
to the Ovv11ers of all
Receipts then  outstanding
at least  30 days  prior  to
the date fixed  in such
notice  for
such termination.  On and
after the date of
termination, the Owner of
a Receipt  will, upon
(a) surrender of such
Receipt at the Corporate
Trust Office of the
Depositary, (b) payment
of the fee of the
Depositary for the
surrender of Receipts
referred  to in Section 2.5
of the
Deposit  Agreement,  and
(c) payment  of any
applicable  taxes  or
governmental charges,
will  be  en titled  to
delivery,   to  him  or  upon
his  order,  of  the  amount
of  Deposited Securities
represented by the
American  Depositary
Shares evidenced  by such
Receipt.  If any  Receipts
shall   remain   outstanding
after  the  date  of
termination, the
Depositary thereafter shall
discontinue the
registration  of transfers of
Receipts, shal1 suspend
the distribution of
dividends to the Owners
thereof, and shall  not give
any further notices  or
perform any further acts
under  the Deposit
Agreement,  except  that
the Depositary shall
continue to collect
dividends and other
distributions pertaining  to
Deposited Securities, shall
sell  rights  as  provided
in  the  Deposit
Agreement, and  shall
continue  to  deliver
Deposited Securities,
together  with  any
dividends or  other
distributions received
with respect   thereto   and
the  net  proceeds   of  the
sale  of  any  rights or
other  property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of  the Depositary
for  Lhe surrender of a
Receipt, any expenses for
the account of  the Owner
of  such  Receipt in
accordance with  the
terms and  conditions of
the  Deposit Agreement,
and  any applicable taxes
or  governmental charges).
At  any time after  the
expiration of one year
from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement
and may thereafter  hold
uninvested  the
net proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners who have  not
theretofore
surrendered
their Receipts,
such  Owners  thereupon
becoming general creditors
of the Depositary with
respect to such net
proceeds.  After making
such sale,   the
Depositary  shall   be
discharged   from  all   obl
igations   under   the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after  deducting,  in each
case, the fee of the
Depositary for the
surrender of a Receipt,
any expenses  for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges)
and except for its
obligations  under Section
5.8 of the Deposit
Agreement.   Upon the
termination of the Deposit
Agreement, the Company
shall  be discharged  from
all obligations  under the
Deposit   Agreement
except   for  its
obligations   to  the
Depositary   with   respect
to indemnification,
charges, and expenses.

22.
	COMPLI
ANCE WITH U.S.
SECURITIES LAWS.

Notwithstanding  any
terms  of  this Receipt  or
the  Deposit  Agreement
to the contrary, the
Company and the
Depositary have each
agreed that it will not
exercise any rights it has
under the Deposit
Agreement or the Receipt
to prevent the withdrawal
or delivery of  Deposited
Securities  in a manner
which  would violate  the
United  States securities
laws, including, but not
limited to Section I A(1)
of the General Instructions
to the Form F6
Registration Statement, as
amended from time to
time, under the Securities
Act of 1933.